




Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
G05384105
171232101
416515104
Issuer
ASPEN INSURANCE HOLDINGS LTD
CHUBB CORP
HARTFORD FINANCIAL SVCS GRP
Underwriters
CSFB, Goldman, DBSI, Dowling, Fox-Pitt, Keefe,
UBS
Citigroup, Goldman, Merrill, Bear Stearns, CSFB,
DBSI, Morgan, Wachovia
Goldman, Citigroup, Merrill
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
AHL
CB
HIG
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/3/2003
6/18/2003
5/20/2003
Total dollar amount of offering sold to QIBs
 $                                                     236,790,000
 $                                                     803,250,000
 $                                                  1,100,010,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     236,790,000
 $                                                     803,250,000
 $                                                  1,100,010,000
Public offering price
 $                                                               22.50
 $                                                               13.50
 $                                                               45.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.31%
0.48%
1.46%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Fund







Scudder 21st Century
Boston
 $                         6,400
 $                     144,000
0.06%
4.35%
-2.00%
12/18/2003
Scudder Development Fund
Boston
 $                       10,000
 $                     225,000
0.10%
17.72%
1.02%
12/31/2003
SVS I 21st Century Growth Portfolio
Boston
 $                         1,900
 $                       42,750
0.02%
4.35%
-1.88%
12/18/2003
Chicago Funds







Scudder Aggressive Growth Fund
Chicago
 $                         5,700
 $                     128,250
0.05%
17.72%
1.01%
12/31/2003
Scudder Dynamic Growth Fund
Chicago
 $                       10,800
 $                     243,000
0.10%
17.72%
0.31%
12/31/2003
SVS II Aggressive Growth Portfolio
Chicago
 $                         2,200
 $                       49,500
0.02%
17.72%
0.96%
12/31/2003
SVS II Small Cap Growth Portfolio
Chicago
 $                         8,200
 $                     184,500
0.08%
4.35%
-2.03%
12/18/2003
New York Fund







Scudder Mid Cap Fund
New York
 $                       23,900
 $                     537,750
0.23%
4.35%
-0.89%
12/18/2003
Scudder Small Cap Fund
New York
 $                       14,000
 $                     315,000
0.13%
4.40%
-1.91%
12/11/2003
Small Cap Funds







Scudder SMALLCap Fund1
Small Cap
 $                         4,200
 $                       94,500
0.04%



Total

 $                       87,300
 $                  1,964,250
0.83%







Security Information








Security Purchased
Comparison Security
Comparison Security
Issuer
HARTFORD FINANCIAL SERVICES GROUP
CHUBB CORP.
ERIE INDEMNITY COMPANY
Underwriters
Goldman, Citigroup, Merrill, AG Edwards, BofA, DBSI, Edward
Jones, JP Morgan, Morgan Stanley, UBS Warburg, Wachovia, Wells
Fargo
Citigroup, Goldman, Merrill, Bear Stearns, CSFB, DBSI, Morgan
Stanley, Wachovia
Goldman, CSFB, Advest, Cochran Caronia, Legg Mason
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
HIG US
CB US
ERIE US
Is the affiliate a manager or co-manager of offering?
Co-manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
5/20/2003
6/18/2003
1/29/2003
Total Offering
 $                                                       1,100,010,000
 $                                                          803,250,000
 $                                                          103,500,000
Public offering price
 $                                                                      45.50
 $                                                                      59.50
 $                                                                      34.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
 $                                                                        1.46
 $                                                                        2.38
 $                                                                        1.81








Fund Specific Information







Board
Shares Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder Growth and Income Fund
Boston
                     123,800.00
 $              5,632,900.00
0.512%
12.30%
5.19%
6/30/2003
SVS I Growth and Income Portfolio
Boston
                         3,800.00
 $                 172,900.00
0.016%
12.30%
5.09%
6/30/2003
Chicago Funds







Scudder Target 2010
Chicago
                            400.00
 $                    18,200.00
0.002%
12.30%
0.72%
6/30/2003
Scudder Target 2011
Chicago
                            700.00
 $                    31,850.00
0.003%
12.30%
0.84%
6/30/2003
Scudder Target 2012
Chicago
                            700.00
 $                    31,850.00
0.003%
12.30%
0.80%
6/30/2003
Scudder Retirement Series IV
Chicago
                            500.00
 $                    22,750.00
0.002%
12.30%
0.80%
6/30/2003
Scudder Retirement Series V
Chicago
                            700.00
 $                    31,850.00
0.003%
12.30%
1.95%
6/30/2003
Scudder Retirement Series VI
Chicago
                            300.00
 $                    13,650.00
0.001%
12.30%
1.54%
6/30/2003
Scudder Retirement Series VII
Chicago
                            200.00
 $                      9,100.00
0.001%
12.30%
0.98%
6/30/2003
Total

                     131,100.00
 $              5,965,050.00
0.54%







Security Information








Security Name
Comparison Security
Comparison Security
Cusip
25848T109
02148M100
03674E108
Issuer
DOT HILL SYSTEMS CORP
ALTIRIS INC
ANTEON INTERNATIONAL
CORP
Bloomberg Ticker
HILL
ATRS
ANT
Underwriters
Lehman Brothers Inc., Deutsche Bank Securities Inc.,
RBC Dain Rauscher Inc, Roth Capital Partners LLC.
Credit Suisse, DA Davidson, DBSI, First Albany, RBC Capital
Markets
Bear Stearns, Goldman Sachs,
Jeffereies & Co,
Jefferies/Quarterdeck, Morgan
Stanley, BB&T, Legg Mason, UBS,
US Bancorp
Years of continuous operation, including predecessors
>3 years
N/A
N/A
Security
Dot Hill Systems Corp
Altiris Inc
Anteon International Corp
Is the affiliate a manager or co-manager of offering?
Co-Manager
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Lehman Brothers
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
9/17/2003
8/13/2003
9/16/2003
Total dollar amount of offering sold to QIBs
 $                                                       155,000,000.00
 $                                                                   93,750,000
 $                               223,080,000
Total dollar amount of any concurrent public offering
 $                                                                          -
 $                                                                                -
 $                                              -
Total
 $                                                       155,000,000.00
 $                                                                   93,750,000
 $                               223,080,000
Public offering price
 $                                                                     15.50
 $                                                                           18.75
 $                                         33.80
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
5.25%
5.00%
4.76%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security Performance
Fund Performance
Sell Date*
Boston Funds







Scudder 21st Century
Boston
 $                              71,300
 $                      71,300
0.05%
-11.23%
-6.72%
9/30/2003
SVS I Growth & Income
Boston
 $                            178,250
 $                    178,250
0.12%
-11.23%
-3.29%
9/30/2003
Chicago Funds







SVS II Small Cap Growth
Chicago
 $                            790,500
 $                    790,500
0.51%
-11.23%
-6.65%
9/30/2003
Total

 $                          1,040,050
 $                 1,040,050
0.67%





Security Information








Security Name
Comparison Security
Comparison Security
Cusip
sedol:  6635677
552715104
83088M102
Issuer
NEC ELECTONICS
MEMC ELECTRONIC MATERIALS
SKYWORKS SOLUTIONS INC
Bloomberg Ticker
6723 JP
WFR
SWKS
Underwriters
Morgan Stanley, Daiwa Securities, DBSI, JPMorgan,
Nikko, Citigroup, Goldman Sachs, Merrill Lynch, Nomura
Lehman Brothers, Merrill Lynch, Citigroup, DBSI,
UBS
CSFB, American Stock Transfer
Years of continuous operation, including predecessors
> 3 years
 N/A
 N/A
Security
NEC Electronics
MEMC Electronic Materials
Skyworks Solutions Inc
Is the affiliate a manager or co-manager of offering?
Co Manager- Int'l Tranche
Co-Manager
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
 N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
7/14/2003
5/15/2003
9/9/2003
Total dollar amount of offering sold to QIBs
 $                                                        1,212,893,356
 $                                                     220,000,000
 $                              105,800,000
Total dollar amount of any concurrent public offering
 $                                                                            -
 $                                                                   -
 $                                             -
Total
 $                                                        1,212,893,356
 $                                                     220,000,000
 $                              105,800,000
Public offering price
 $                                                                     35.67
 $                                                              10.00
 $                                        11.50
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
5.00%
4.75%
3.13%
Rating
 N/A
 N/A
 N/A
Current yield
 N/A
 N/A
 N/A








Fund Specific Information








Board
Total Par Value Purchased
$ Amount of Purchase
% of Offering Purchased by the
Fund
Security
Performance
Fund Performance
Sell
Date*
Boston Funds







Scudder Global Discovery Fund
Boston
 $                            595,745
 $                    595,745
0.0004%
81.67%
6.30%
9/30/2003
SVS I Global Discovery Portfolio
Boston
 $                            217,607
 $                    217,607
0.0002%
81.67%
6.31%
9/30/2003
New York Funds







Scudder International Equity Fund
New York
 $                            271,092
 $                    271,092
0.0002%
81.67%
6.27%
9/30/2003
Total

 $                          1,084,444
 $                 1,084,444
0.0008%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
7268298
2618704
121505
Issuer
PUBLIC POWER CORP
AGL RESOURCES INC
CONSOLIDATED WATER CO
Underwriters
Alpha Bank A.E. (Greece), Morgan Stanley, DBSI,
UBS AG, National Bank of Greece SA
BofA, Morgan Stanley, Credit Lyonnais, CSFB, JPM,
SunTrust
Janney Montgomery, Wells Fargo
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Public Power Corp
AGL Resources Inc
Consolidated Water Co
Is the affiliate a manager or co-manager of offering?
Co-Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/27/2003
2/11/2003
6/30/2003
Total dollar amount of offering sold to QIBs
 $                                                     641,180,920
 $                                                        5,600,000
 $                                                        1,770,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     641,180,920
 $                                                        5,600,000
 $                                                        1,770,000
Public offering price
 $                                                               20.62
 $                                                               22.00
 $                                                               14.75
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.56%
0.77%
0.80%
Rating
N/A
N/A
N/A
Current yield
N/A
N/A
N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder Global Discovery Fund
Boston
 $                       28,600
 $                     589,732
0.09%
12.00%
9.24%
12/31/2003
SVS I Global Discovery Portfolio
Boston
 $                       11,100
 $                     228,882
0.04%
12.00%
9.26%
12/31/2003
New York Funds







Scudder International Equity Fund
New York
 $                       15,500
 $                     319,610
0.05%
12.00%
9.73%
12/31/2003
Total

 $                       55,200
 $                  1,138,224
0.18%






Security Information








Security Name
Comparison Security
Comparison Security
Cusip
20451N101
204412209
192108108
Issuer
COMPASS MINERALS INTERNATIONAL INC
CIA VALE DO RIO
COEUR D'ALENE MINES CORP
Bloomberg Ticker
CMP
RIO
CDE
Underwriters
CSFB, Goldman, DBSI, JP Morgan, UBS
Merrill, ABN, CSFB, Goldman, JP Morgan, Morgan
Stanley
CIBC, Orion, Sprott
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Compass Minerals International Inc.
Cia Vale Do Rio
Coeur D'Alene Mines Corp
Is the affiliate a manager or co-manager of offering?
Co -Manager
N/A
 N/A
Name of underwriter or dealer from which purchased
Goldman Sachs
N/A
 N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/11/2003
3/20/2002
9/11/2003
Total dollar amount of offering sold to QIBs
 $                                                     188,500,000
 $                                                     835,690,000
 $                                                       70,160,000
Total dollar amount of any concurrent public offering
 $                                                                      -
 $                                                                      -
 $                                                                      -
Total
 $                                                     188,500,000
 $                                                     835,690,000
 $                                                       70,160,000
Public offering price
 $                                                               13.00
 $                                                               24.50
 $                                                                3.40
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
0.18%
0.09%
0.04%
Rating
 N/A
 N/A
 N/A
Current yield
 N/A
 N/A
 N/A








Fund Specific Information








Board
Total Share Amount
Purchased
$ Amount of Purchase
% of Offering
Purchased by the Fund
Security Performance
Fund Performance
Measurement Date*
Boston Funds







Scudder 21st Century
Boston
 $                       81,700
 $                  1,062,100
0.56%
9.85%
2.85%
12/31/2003
SVS I 21st Century Growth Portfolio
Boston
 $                       24,300
 $                     315,900
0.13%
9.85%
2.79%
12/31/2003
Chicago Funds







SVS II Small Cap Growth Portfolio
Chicago
 $                     104,100
 $                  1,353,300
0.57%
9.85%
2.81%
12/31/2003
New York Fund







Scudder Micro Cap Fund
New York
 $                       60,000
 $                     780,000
0.33%
9.85%
3.42%
12/31/2003
Scudder Small Cap Fund
New York
 $                     178,100
 $                  2,315,300
0.98%
9.85%
2.76%
12/31/2003
Small Cap Funds







Scudder SMALLCap Fund1
Small Cap
 $                       52,700
 $                     685,100
0.29%



Total (USD)

 $                     500,900
 $                  6,511,700
2.86%




